Exhibit 99.2O

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	THIRD QUARTER

	2011		2010		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 16,005	100.0	$ 14,982	100.0	6.8
Cost of products sold	5,072	31.7	4,594	30.7	10.4
Selling, marketing and administrative expenses	5,240	32.7	4,709	31.4	11.3
Research and development expense	1,773	11.1	1,657	11.1	7.0
Interest (income)expense, net	117	0.7	95	0.6
Other (income)expense, net	(308)	(1.9)	(292)	(2.0)
Earnings before provision for taxes on income	4,111	25.7	4,219	28.2	(2.6)
Provision for taxes on income	909	5.7	802	5.4	13.3
Net earnings	$ 3,202	20.0	$ 3,417	22.8	(6.3)

Net earnings per share (Diluted)	$ 1.15		$ 1.23		(6.5)

Average shares outstanding (Diluted)	2,778.2		2,786.4

Effective tax rate	22.1%		19.0%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 4,427 (1)	27.7	$ 4,219	28.2	4.9
Net earnings	$ 3,443 (1)	21.5	$ 3,417	22.8	0.8
Net earnings per share (Diluted)	$ 1.24	(1)	$ 1.23		0.8
Effective tax rate	22.2%		19.0%

(1) The $316 million difference between as reported earnings and as adjusted earnings before provision for taxes on income is the exclusion of a mark-to-market adjustment associated with a currency option and deal costs related to the planned acquisition of Synthes.  Net earnings and net earnings per share (diluted) on these items are $241 million and $0.09 per share, respectively.

Johnson & Johnson and Subsidiaries
Condensed Consolidated Statement of Earnings

(Unaudited; in Millions Except Per Share Figures)	NINE MONTHS

	2011		2010		Percent
		Percent		Percent	Increase
	Amount	to Sales	Amount	to Sales	(Decrease)
Sales to customers	$ 48,775	100.0	$ 45,943	100.0	6.2
Cost of products sold	15,022	30.8	13,752	29.9	9.2
Selling, marketing and administrative expenses	15,511	31.8	14,244	31.0	8.9
Research and development expense	5,393	11.0	4,862	10.6	10.9
Interest (income)expense, net	332	0.7	234	0.5
Other (income)expense, net	(115)	(0.2)	(1,868)	(4.0)
Restructuring expense	589	1.2	-	-
Earnings before provision for taxes on income	12,043	24.7	14,719	32.0	(18.2)
Provision for taxes on income	2,589	5.3	3,327	7.2	(22.2)
Net earnings	$ 9,454	19.4	$ 11,392	24.8	(17.0)

Net earnings per share (Diluted)	$ 3.40		$ 4.08		(16.7)

Average shares outstanding (Diluted)	2,777.6		2,792.0

Effective tax rate	21.5%		22.6%

Adjusted earnings before provision for taxes and net earnings(A)
Earnings before provision for taxes on income	$ 13,696 (1)	28.1	$ 13,379 (2)	29.1	2.4
Net earnings	$ 10,738 (1)	22.0	$ 10,415 (2)	22.7	3.1
Net earnings per share (Diluted)	$ 3.87	(1)	$ 3.73	(2)	3.8
Effective tax rate	21.6%		22.2%

(1) The $1,653 million difference between as reported earnings and as adjusted earnings before provision for taxes on income is the exclusion of expense due to restructuring ($676 million, of which $589 million is reported as restructuring expense and $87 million is included in cost of products sold), expense due to litigation matters ($654 million), additional DePuy ASR™ Hip recall costs ($109 million) and a mark-to-market adjustment associated with a currency option and deal costs related to the planned acquisition of Synthes ($214 million).  Net earnings and net earnings per share (diluted) on these items are $1,284 million and $0.47 per share, respectively.

(2) The difference between as reported earnings and as adjusted earnings before provision for taxes on income, net earnings and net earnings per share (diluted) is the exclusion of income from net litigation of $1,340 million, $977 million and $0.35 per share, respectively.

(A) NON-GAAP FINANCIAL MEASURES "Adjusted earnings before provision for taxes on income," "adjusted net earnings," "adjusted net earnings per share (diluted)," and "adjusted effective tax rate" are non-GAAP financial measures and should not be considered replacements for GAAP results. The Company provides earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate on an adjusted basis because management believes that these measures provide useful information to investors. Among other things, they may assist investors in evaluating the Company's results of operations period over period. In various periods, these measures may exclude such items as business development, strategic developments (including restructuring and product line changes), significant litigation, and changes in applicable laws and regulations (including significant accounting or tax matters). Special items may be highly variable, difficult to predict, and of a size that sometimes has substantial impact on the Company's reported results of operations for a period. Management uses these measures internally for planning, forecasting and evaluating the performances of the Company's businesses, including allocating resources and evaluating results relative to employee performance compensation targets. Unlike earnings before provision for taxes on income, net earnings, net earnings per share (diluted), and effective tax rate prepared in accordance with GAAP, adjusted earnings before provision for taxes on income, adjusted net earnings, adjusted net earnings per share (diluted), and adjusted effective tax rate may not be comparable with the calculation of similar measures for other companies. These non-GAAP financial measures are presented solely to permit investors to more fully understand how management assesses the performance of the Company. The limitations of using these non-GAAP financial measures as performance measures are that they provide a view of the Company's results of operations without including all events during a period, such as the effects of an acquisition, merger-related or other restructuring charges, and do not provide a comparable view of the Company's performance to other companies in the health care industry. Investors should consider non-GAAP financial measures in addition to, and not as replacements for, or superior to, measures of financial performance prepared in accordance with GAAP. See Reconciliation of Non-GAAP Measures.

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 1,219	1,277	(4.5)%	(4.5)	-
International	2,521	2,290	10.1	3.3	6.8
	3,740	3,567	4.9	0.5	4.4

Pharmaceutical
U.S.	2,869	3,054	(6.1)	(6.1)	-
International	3,113	2,441	27.5	18.5	9.0
	5,982	5,495	8.9	4.9	4.0

Med Devices & Diagnostics
U.S.	2,780	2,800	(0.7)	(0.7)	-
International	3,503	3,120	12.3	3.9	8.4
	6,283	5,920	6.1	1.7	4.4

U.S.	6,868	7,131	(3.7)	(3.7)	-
International	9,137	7,851	16.4	8.3	8.1
Worldwide	$ 16,005	14,982	6.8%	2.6	4.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
segment of business

Consumer
U.S.	$ 3,903	4,300	(9.2)%	(9.2)	-
International	7,312	6,680	9.5	2.9	6.6
	11,215	10,980	2.1	(1.9)	4.0

Pharmaceutical
U.S.	9,499	9,370	1.4	1.4	-
International	8,775	7,316	19.9	12.1	7.8
	18,274	16,686	9.5	6.1	3.4

Med Devices & Diagnostics
U.S.	8,521	8,551	(0.4)	(0.4)	-
International	10,765	9,726	10.7	3.0	7.7
	19,286	18,277	5.5	1.4	4.1

U.S.	21,923	22,221	(1.3)	(1.3)	-
International	26,852	23,722	13.2	5.8	7.4
Worldwide	$ 48,775	45,943	6.2%	2.3	3.9

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	THIRD QUARTER
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 6,868	7,131	(3.7)%	(3.7)	-

Europe	4,124	3,629	13.6	4.9	8.7
Western Hemisphere excluding U.S.	1,751	1,424	23.0	17.1	5.9
Asia-Pacific, Africa	3,262	2,798	16.6	8.1	8.5
International	9,137	7,851	16.4	8.3	8.1

Worldwide	$ 16,005	14,982	6.8%	2.6	4.2

Johnson & Johnson and Subsidiaries
Supplementary Sales Data

(Unaudited; Dollars in Millions)	NINE MONTHS
			Percent Change
	2011	2010	Total	Operations	Currency
Sales to customers by
geographic area

U.S.	$ 21,923	22,221	(1.3)%	(1.3)	-

Europe	12,850	11,563	11.1	4.0	7.1
Western Hemisphere excluding U.S.	4,730	4,079	16.0	10.1	5.9
Asia-Pacific, Africa	9,272	8,080	14.8	6.3	8.5
International	26,852	23,722	13.2	5.8	7.4

Worldwide	$ 48,775	45,943	6.2%	2.3	3.9

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

THIRD QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

BABY CARE
US	105	104	1.0%		1.0%		-
Intl	508	462	10.0%		4.8%		5.2%
WW	613	566	8.3%		4.1%		4.2%

ORAL CARE
US	162	164	(1.2%	)	(1.2%	)	-
Intl	260	220	18.2%		11.1%		7.1%
WW	422	384	9.9%		5.8%		4.1%

OTC/NUTRITIONALS
US	332	438	(24.2%	)	(24.2%	)	-
Intl	722	671	7.6%		0.3%		7.3%
WW	1,054	1,109	(5.0%	)	(9.4%	)	4.4%

SKIN CARE
US	376	311	20.9%		20.9%		-
Intl	567	489	16.0%		8.4%		7.6%
WW	943	800	17.9%		13.2%		4.7%

WOMEN'S HEALTH
US	104	121	(14.0%	)	(14.0%	)	-
Intl	354	338	4.7%		(1.6%	)	6.3%
WW	458	459	(0.2%	)	(4.8%	)	4.6%

WOUND CARE/OTHER
US	140	139	0.7%		0.7%		-
Intl	110	110	0.0%		(8.2%	)	8.2%
WW	250	249	0.4%		(2.8%	)	3.2%

TOTAL CONSUMER
US	1,219	1,277	(4.5%	)	(4.5%	)	-
Intl	2,521	2,290	10.1%		3.3%		6.8%
WW	3,740	3,567	4.9%		0.5%		4.4%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

THIRD QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4)

ACIPHEX/PARIET
US	94	116	(19.0%	)	(19.0%	)	-
Intl	141	124	13.7%		3.9%		9.8%
WW	235	240	(2.1%	)	(7.2%	)	5.1%

CONCERTA/METHYLPHENIDATE
US	179	214	(16.4%	)	(16.4%	)	-
Intl	104	85	22.4%		13.7%		8.7%
WW	283	299	(5.4%	)	(7.9%	)	2.5%

DOXIL/CAELYX
US	10	75	(86.7%	)	(86.7%	)	-
Intl	76	10	*		*		7.9%
WW	86	85	1.2%		(6.1%	)	7.3%

DURAGESIC/FENTANYL TRANSDERMAL
US	31	42	(26.2%	)	(26.2%	)	-
Intl	124	142	(12.7%	)	(20.1%	)	7.4%
WW	155	184	(15.8%	)	(21.5%	)	5.7%

LEVAQUIN/FLOXIN
US	14	274	(94.9%	)	(94.9%	)	-
Intl	11	12	(8.3%	)	(10.7%	)	2.4%
WW	25	286	(91.3%	)	(91.4%	)	0.1%

PREZISTA
US	132	102	29.4%		29.4%		-
Intl	184	128	43.8%		36.2%		7.6%
WW	316	230	37.4%		31.2%		6.2%

PROCRIT/EPREX
US	176	204	(13.7%	)	(13.7%	)	-
Intl	207	202	2.5%		(5.4%	)	7.9%
WW	383	406	(5.7%	)	(9.6%	)	3.9%

REMICADE
US	876	857	2.2%		2.2%		-
US Exports (3)	343	365	(6.0%	)	(6.0%	)	-
Intl	189	7	*		*		6.3%
WW	1,408	1,229	14.6%		13.6%		1.0%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

THIRD QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4) (Continued)

RISPERDAL/RISPERIDONE
US	8	(2)	-		-		-
Intl	120	123	(2.4%	)	(9.7%	)	7.3%
WW	128	121	5.8%		(1.7%	)	7.5%

RISPERDAL CONSTA
US	111	108	2.8%		2.8%		-
Intl	279	270	3.3%		(4.8%	)	8.1%
WW	390	378	3.2%		(2.6%	)	5.8%

TOPAMAX
US	45	46	(2.2%	)	(2.2%	)	-
Intl	72	81	(11.1%	)	(17.4%	)	6.3%
WW	117	127	(7.9%	)	(11.9%	)	4.0%

VELCADE
US	-	-	-		-		-
Intl	295	246	19.9%		11.5%		8.4%
WW	295	246	19.9%		11.5%		8.4%

OTHER
US	850	653	30.2%		30.2%		-
Intl	1,311	1,011	29.7%		21.3%		8.4%
WW	2,161	1,664	29.9%		24.8%		5.1%

TOTAL PHARMACEUTICAL
US	2,869	3,054	(6.1%	)	(6.1%	)	-
Intl	3,113	2,441	27.5%		18.5%		9.0%
WW	5,982	5,495	8.9%		4.9%		4.0%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

THIRD QUARTER
Total
2011	2010	% Change

MAJOR NEW PHARMACEUTICAL PRODUCTS (Included in Other)

INTELENCE
US	42	30	40.0%
Intl	41	37	10.8%
WW	83	67	23.9%

INVEGA
US	74	63	17.5%
Intl	52	35	48.6%
WW	126	98	28.6%

SIMPONI
US	59	51	15.7%
Intl	70	9	*
WW	129	60	*

STELARA
US	112	62	80.6%
Intl	77	38	*
WW	189	100	89.0%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

THIRD QUARTER
% Change
2011	2010	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE (5)
US	198	246	(19.5%	)	(19.5%	)	-
Intl	328	350	(6.3%	)	(13.5%	)	7.2%
WW	526	596	(11.7%	)	(15.9%	)	4.2%

DEPUY
US	737	748	(1.5%	)	(1.5%	)	-
Intl	647	561	15.3%		6.0%		9.3%
WW	1,384	1,309	5.7%		1.7%		4.0%

DIABETES CARE
US	338	338	0.0%		0.0%		-
Intl	326	275	18.5%		9.8%		8.7%
WW	664	613	8.3%		4.4%		3.9%

ETHICON
US	519	480	8.1%		8.1%		-
Intl	668	592	12.8%		5.0%		7.8%
WW	1,187	1,072	10.7%		6.4%		4.3%

ETHICON ENDO-SURGERY
US	472	484	(2.5%	)	(2.5%	)	-
Intl	759	653	16.2%		7.6%		8.6%
WW	1,231	1,137	8.3%		3.4%		4.9%

ORTHO-CLINICAL DIAGNOSTICS
US	265	263	0.8%		0.8%		-
Intl	274	235	16.6%		8.7%		7.9%
WW	539	498	8.2%		4.5%		3.7%

VISION CARE
US	251	241	4.1%		4.1%		-
Intl	501	454	10.4%		1.7%		8.7%
WW	752	695	8.2%		2.5%		5.7%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	2,780	2,800	(0.7%	)	(0.7%	)	-
Intl	3,503	3,120	12.3%		3.9%		8.4%
WW	6,283	5,920	6.1%		1.7%		4.4%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

NINE MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

CONSUMER SEGMENT (2)

BABY CARE
US	315	306	2.9%		2.9%		-
Intl	1,457	1,326	9.9%		4.4%		5.5%
WW	1,772	1,632	8.6%		4.1%		4.5%

ORAL CARE
US	483	486	(0.6%	)	(0.6%	)	-
Intl	729	651	12.0%		4.8%		7.2%
WW	1,212	1,137	6.6%		2.5%		4.1%

OTC/NUTRITIONALS
US	1,059	1,472	(28.1%	)	(28.1%	)	-
Intl	2,207	1,985	11.2%		3.9%		7.3%
WW	3,266	3,457	(5.5%	)	(9.7%	)	4.2%

SKIN CARE
US	1,251	1,185	5.6%		5.6%		-
Intl	1,520	1,378	10.3%		3.7%		6.6%
WW	2,771	2,563	8.1%		4.5%		3.6%

WOMEN'S HEALTH
US	350	404	(13.4%	)	(13.4%	)	-
Intl	1,044	990	5.5%		(0.5%	)	6.0%
WW	1,394	1,394	0.0%		(4.3%	)	4.3%

WOUND CARE/OTHER
US	445	447	(0.4%	)	(0.4%	)	-
Intl	355	350	1.4%		(5.5%	)	6.9%
WW	800	797	0.4%		(2.7%	)	3.1%

TOTAL CONSUMER
US	3,903	4,300	(9.2%	)	(9.2%	)	-
Intl	7,312	6,680	9.5%		2.9%		6.6%
WW	11,215	10,980	2.1%		(1.9%	)	4.0%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

NINE MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4)

ACIPHEX/PARIET
US	304	356	(14.6%	)	(14.6%	)	-
Intl	417	398	4.8%		(2.8%	)	7.6%
WW	721	754	(4.4%	)	(8.4%	)	4.0%

CONCERTA/METHYLPHENIDATE
US	667	668	(0.1%	)	(0.1%	)	-
Intl	327	283	15.5%		7.5%		8.0%
WW	994	951	4.5%		2.1%		2.4%

DOXIL/CAELYX
US	130	225	(42.2%	)	(42.2%	)	-
Intl	233	28	*		*		7.3%
WW	363	253	43.5%		36.8%		6.7%

DURAGESIC/FENTANYL TRANSDERMAL
US	69	117	(41.0%	)	(41.0%	)	-
Intl	380	435	(12.6%	)	(19.5%	)	6.9%
WW	449	552	(18.7%	)	(24.2%	)	5.5%

LEVAQUIN/FLOXIN
US	585	926	(36.8%	)	(36.8%	)	-
Intl	33	31	6.5%		2.7%		3.8%
WW	618	957	(35.4%	)	(35.5%	)	0.1%

PREZISTA
US	386	290	33.1%		33.1%		-
Intl	509	331	53.8%		47.1%		6.7%
WW	895	621	44.1%		38.7%		5.4%

PROCRIT/EPREX
US	623	800	(22.1%	)	(22.1%	)	-
Intl	632	655	(3.5%	)	(9.8%	)	6.3%
WW	1,255	1,455	(13.7%	)	(16.5%	)	2.8%

REMICADE
US	2,500	2,420	3.3%		3.3%		-
US Exports (3)	1,360	1,106	23.0%		23.0%		-
Intl	204	19	*		*		6.9%
WW	4,064	3,545	14.6%		14.2%		0.4%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

NINE MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

PHARMACEUTICAL SEGMENT (2) (4) (Continued)

RISPERDAL/RISPERIDONE
US	27	(14)	-		-		-
Intl	367	390	(5.9%	)	(12.9%	)	7.0%
WW	394	376	4.8%		(2.5%	)	7.3%

RISPERDAL CONSTA
US	335	340	(1.5%	)	(1.5%	)	-
Intl	863	772	11.8%		4.1%		7.7%
WW	1,198	1,112	7.7%		2.4%		5.3%

TOPAMAX
US	136	162	(16.0%	)	(16.0%	)	-
Intl	231	255	(9.4%	)	(14.9%	)	5.5%
WW	367	417	(12.0%	)	(15.4%	)	3.4%

VELCADE
US	-	-	-		-		-
Intl	922	793	16.3%		9.1%		7.2%
WW	922	793	16.3%		9.1%		7.2%

OTHER
US	2,377	1,974	20.4%		20.4%		-
Intl	3,657	2,926	25.0%		17.4%		7.6%
WW	6,034	4,900	23.1%		18.5%		4.6%

TOTAL PHARMACEUTICAL
US	9,499	9,370	1.4%		1.4%		-
Intl	8,775	7,316	19.9%		12.1%		7.8%
WW	18,274	16,686	9.5%		6.1%		3.4%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

THIRD QUARTER
Total
2011	2010	% Change

MAJOR NEW PHARMACEUTICAL PRODUCTS (Included in Other)

INTELENCE
US	118	93	26.9%
Intl	113	85	32.9%
WW	231	178	29.8%

INVEGA
US	219	200	9.5%
Intl	155	108	43.5%
WW	374	308	21.4%

SIMPONI
US	173	137	26.3%
Intl	118	24	*
WW	291	161	80.7%

STELARA
US	317	167	89.8%
Intl	214	106	*
WW	531	273	94.5%

See footnotes at end of schedule

JOHNSON & JOHNSON AND SUBSIDIARIES SEGMENT SALES
(Dollars in Millions)

NINE MONTHS
% Change
2011	2010	Reported	Operational (1)	Currency

MEDICAL DEVICES AND DIAGNOSTICS (2)

CARDIOVASCULAR CARE (5)
US	650	762	(14.7%	)	(14.7%	)	-
Intl	1,098	1,161	(5.4%	)	(11.9%	)	6.5%
WW	1,748	1,923	(9.1%	)	(13.1%	)	4.0%

DEPUY
US	2,318	2,338	(0.9%	)	(0.9%	)	-
Intl	2,038	1,800	13.2%		4.7%		8.5%
WW	4,356	4,138	5.3%		1.6%		3.7%

DIABETES CARE
US	982	941	4.4%		4.4%		-
Intl	1,000	885	13.0%		6.1%		6.9%
WW	1,982	1,826	8.5%		5.2%		3.3%

ETHICON
US	1,575	1,499	5.1%		5.1%		-
Intl	2,062	1,852	11.3%		4.1%		7.2%
WW	3,637	3,351	8.5%		4.5%		4.0%

ETHICON ENDO-SURGERY
US	1,433	1,474	(2.8%	)	(2.8%	)	-
Intl	2,314	2,027	14.2%		6.4%		7.8%
WW	3,747	3,501	7.0%		2.5%		4.5%

ORTHO-CLINICAL DIAGNOSTICS
US	811	815	(0.5%	)	(0.5%	)	-
Intl	799	702	13.8%		6.4%		7.4%
WW	1,610	1,517	6.1%		2.7%		3.4%

VISION CARE
US	752	722	4.2%		4.2%		-
Intl	1,454	1,299	11.9%		3.1%		8.8%
WW	2,206	2,021	9.2%		3.6%		5.6%

TOTAL MEDICAL DEVICES AND DIAGNOSTICS
US	8,521	8,551	(0.4%	)	(0.4%	)	-
Intl	10,765	9,726	10.7%		3.0%		7.7%
WW	19,286	18,277	5.5%		1.4%		4.1%

* Percentage greater than 100%
(1) Operational growth excludes the effect of currency
(2) Select areas (unaudited)
(3) Reported in U.S. sales
(4) Prior year amounts have been reclassified to conform to current year product disclosure
(5) Previously Cordis

Johnson & Johnson and Subsidiaries
Reconciliation of Non-GAAP Measures

	Third Quarter		% Incr. /	Nine Months YTD		% Incr. /
(Dollars in Millions Except Per Share Data)	2011	2010	(Decr.)	2011	2010	(Decr.)

Earnings before provision for taxes on income - as reported	$ 4,111	4,219	(2.6)%	$ 12,043	14,719	(18.2)%

Restructuring - Cordis	-	-		676	-

Net Litigation Settlements Loss (Gain) & DePuy ASR™ Hip recall costs*	-	-		763	(1,340)

Currency option adjustment and deal costs related to planned acquisition of Synthes	316	-		214	-

Earnings before provision for taxes on income - as adjusted	$ 4,427	4,219	4.9%	$ 13,696	13,379	2.4%

Net Earnings - as reported	$ 3,202	3,417	(6.3)%	$ 9,454	11,392	(17.0)%

Restructuring - Cordis	-	-		549	-

Net Litigation Settlements Loss (Gain) & DePuy ASR™ Hip recall costs*	-	-		596	(977)

Currency option adjustment and deal costs related to planned acquisition of Synthes	241	-		139	-

Net Earnings - as adjusted	$ 3,443	3,417	0.8%	$ 10,738	10,415	3.1%

Diluted Net earnings per share - as reported	$ 1.15	1.23	(6.5)%	$ 3.40	4.08	(16.7)%

Restructuring - Cordis	-	-		0.20	-

Net Litigation Settlements Loss (Gain) & DePuy ASR™ Hip recall costs*	-	-		0.22	(0.35)

Currency option adjustment and deal costs related to planned acquisition of Synthes	0.09	-		0.05	-

Diluted Net earnings per share - as adjusted	$ 1.24	1.23	0.8%	$ 3.87	3.73	3.8%

*DePuy ASR™ Hip recall costs are in 2011 only.

The Company believes investors gain additional perspective of underlying business trends and results by providing a measure of earnings before provision for taxes on income, net earnings and diluted net earnings per share that excludes special items in order to evaluate ongoing business operations.